UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 8, 2007

Altair Nanotechnologies Inc.

(Exact Name of Registrant as Specified in its Charter)

Canada	1-12497	33-1084375
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

204 Edison Way Reno, NV	89502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:
(801) 858-3750

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02  Results of Operations and Financial Condition.

On November 8, Altair Nanotechnologies Inc. (the "Company") issued a press release entitled “Altair Nantechnologies Reports Third Quarter 2007 Financial Results.” The full text of the press release is provided herewith as Exhibit 99.1.

The information in Item 2.02 of this Report  (including  exhibit 99.1) shall not be deemed to be "filed" for  purposes of Section 18 of the  Securities  Exchange Act of 1934,  as amended  (the  "Exchange  Act"),  or  otherwise  subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended,  or the Exchange Act, except as expressly set forth by specific  reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

99.1 Press Release issued by the Company dated November 8, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Dated: November 8, 2007	By:	/s/ Edward Dickinson
Edward Dickinson, Chief Financial Officer